SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) January 3, 2003
                                  ---------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On January 3, 2003, General Motors Corporation (GM) issued a news release announcing best December sales since 1979. The release is as follows:

GM Reports Best December Sales Since 1979

GM sales up 36 percent to 473,663 - Widening GM's Calendar Year Sales Leadership

Truck Sales Set All-Time Industry Record - Up 6 Percent For The Year

GM Gains Market Share For Second Consecutive Year, First Time Since 1976

      DETROIT - General Motors Corp. dealers sold 473,663 new cars and trucks in December in the United States, a 36 percent increase versus December 2001. For the calendar year, GM dealers delivered 4,858,705 new vehicles, down a modest 1 percent from 2001. GM's overall truck sales (2,789,500) and overall SUV sales (1,239,074) set all-time industry records.

      "Our December results were outstanding, as was our overall performance for the calendar year," said John Smith, group vice president of North America Vehicle Sales, Service and Marketing. "GM had an excellent year in 2002 on all fronts...exciting new products, quality and productivity improvements -- all leading to market share gains and an increased customer base. We set all-time industry records for truck and SUV sales, and we continued the strong sales pace we have established with our new vehicle introductions for Cadillac, Saturn and HUMMER."

      GM truck performance was led by calendar year sales records for Chevrolet trucks, GMC trucks, Cadillac trucks and HUMMER. Cadillac sales improved 16 percent for the year on the strength of the CTS, Escalade and Escalade EXT. Saturn increased 7 percent in large part due to the VUE, which continues to gain momentum in the small utility segment. The HUMMER H2 is one of the hottest selling vehicles in the country and recently won the Detroit News 'Truck of the Year' award.

GM Truck Sales

      For December, GM truck sales (301,528) were up 36 percent. December utility vehicle sales were an all-time monthly record for GM (139,749) and were up 56 percent as GM became the first manufacturer ever to top 1.2 million SUV sales in a calendar year. GM's midsize utility sales for the month were 57,967, an increase of 50 percent. GM's December sales of full-size utility vehicles (69,630 units) were up 47 percent from year-ago levels. GM also posted strong full-size pickup sales in December (108,226), an increase of 21 percent.

GM Car Sales

      For December, GM had very strong car sales (172,135), increasing 37 percent overall. The Buick LeSabre (up 105 percent), the new Saab 9-3 (up 88 percent), Chevrolet Corvette (up 80 percent), Chevrolet Malibu (up 74 percent), Chevrolet Impala (up 50 percent), and the Cadillac Deville (up 24 percent) all had substantial gains over last December. The new Cadillac CTS posted another healthy sales month of 4,623 units and the new Pontiac Vibe had another solid month, selling 5,003 units.

Certified Used Cars

      GM's industry-leading certified used car program sold approximately 30,149 total certified used vehicles in December, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand posted strong sales once again, selling 24,559 units. "For the year, we achieved more than 385,000 sales, a phenomenal effort by GM dealers, GMAC and the entire VSSM organization," Smith said. "Certified used vehicle sales exceeded our expectations and we expect to continue strong growth in 2003."

GM Announces December and Fourth Quarter Production Results, First-Quarter 2003 Production Forecasts

      In December, GM produced 382,000 vehicles (158,900 cars and 223,100 trucks) in North America, compared to 362,000 vehicles (162,000 cars and 200,000 trucks produced in December 2001. (Production totals include joint venture production of 10,800 vehicles in December 2002 and 5,200 vehicles in December 2001.)

      In the fourth-quarter of 2002, GM built 1.425 million units (601,000 cars and 824,000 trucks) in North America. In the fourth-quarter of 2001, GM produced
1.294 million units (573,000 cars and 721,000 trucks) in North America.

      In addition, GM's 2003 first-quarter production forecast for North America remains unchanged at 1.4 million units (560,000 cars and 840,000 trucks). In the first quarter of 2002, GM North America produced 1.353 million vehicles (600,000 cars, 753,000 trucks).

      GM also announced current production forecasts for the first quarter of 2003 for its international regions:

      - GM Europe -- The region's revised fourth-quarter production forecast is 490,000 vehicles, down 4,000 vehicles from last month's initial forecast.

      - GM Asia Pacific -- GM Asia Pacific's current first-quarter forecast remains unchanged at 72,000 vehicles.

      - GM Latin America, Africa and the Middle East -- The regions' current first-quarter production forecast is 138,000 units, up 4,000 units from last month's initial forecast.

      More information on GM can be found at www.gm.com.


                                      ####


      Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                               December                 January - December
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   26         2002     2001    per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          473,663   362,169   36.0   4,858,705   4,904,015   -0.9
-------------------------------------------------------------------------------
Car Total              172,135   130,668   37.0   2,069,205   2,272,480   -8.9
-------------------------------------------------------------------------------
Truck Total            301,528   231,501   35.5   2,789,500   2,631,535    6.0
-------------------------------------------------------------------------------
Light Truck Total      297,483   228,080   35.6   2,750,811   2,590,181    6.2
-------------------------------------------------------------------------------
Light Vehicle Total    469,618   358,748   36.1   4,820,016   4,862,661   -0.9
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                               December                 January - December
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Buick                   43,540    27,586   64.1     432,017     405,678    6.5
Cadillac                19,872    12,313   67.8     199,748     172,083   16.1
Chevrolet              266,051   213,324   29.7   2,642,786   2,689,954   -1.8
GMC                     63,798    49,042   35.3     560,868     554,753    1.1
HUMMER                   3,864        71  ***.*      19,581         768  ***.*
Oldsmobile               9,749    12,614  -19.6     155,112     233,745  -33.6
Other - Isuzu            1,415     1,323   11.2      13,708      15,346  -10.7
Pontiac                 41,954    29,679   47.0     516,832     533,402   -3.1
Saab                     2,743     2,720    4.9      37,805      37,556    0.7
Saturn                  20,677    13,497   59.3     280,248     260,730    7.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    169,389   127,847   37.8   2,031,156   2,225,160   -8.7
-------------------------------------------------------------------------------
Light Truck            297,483   228,080   35.6   2,750,811   2,590,181    6.2
-------------------------------------------------------------------------------

Twenty-five selling days for the December period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.




                                               2-1P
                                GM Car Deliveries - (United States)
                                             December 2002
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)     December               January - December
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D      2002       2001    % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      26
-------------------------------------------------------------------------------

Century                 16,869     9,644   81.9     163,739     142,157   15.2
LeSabre                 14,607     7,398  105.3     135,916     145,304   -6.5
Park Avenue              2,337     2,996  -18.9      30,140      36,454  -17.3
Regal                    3,769     2,686   45.9      40,754      49,992  -18.5
Riviera                      0         0  ***.*           0          17  ***.*
      Buick Total       37,582    22,724   72.0     370,549     373,924   -0.9
-------------------------------------------------------------------------------
Catera                       3       101  -96.9         244       9,764  -97.5
CTS                      4,623         0  ***.*      37,976           0  ***.*
DeVille                  7,889     6,602   24.3      84,729      95,354  -11.1
Eldorado                   214       344  -35.3       5,661       9,859  -42.6
Seville                  1,875     1,858    5.0      21,494      25,290  -15.0
     Cadillac Total     14,604     8,905   70.6     150,104     140,267    7.0
-------------------------------------------------------------------------------
Camaro                     736     2,524  -69.7      28,404      35,453  -19.9
Cavalier                18,358    14,348   33.1     238,225     233,298    2.1
Corvette                 2,859     1,648   80.4      32,555      33,655   -3.3
Impala                  21,734    15,084   49.8     198,918     208,395   -4.5
Lumina                       1         2  -48.0          35      17,649  -99.8
Malibu                  15,166     9,046   74.4     169,377     176,583   -4.1
Metro                        0         2  ***.*          13       6,515  -99.8
Monte Carlo              5,066     3,979   32.4      64,771      72,596  -10.8
Prizm                       17     2,335  -99.2      14,297      45,894  -68.8
    Chevrolet Total     63,937    48,968   35.8     746,595     830,038  -10.1
-------------------------------------------------------------------------------
Alero                    5,328     6,479  -14.5      94,285     109,302  -13.7
Aurora                     443     1,008  -54.3       8,878      24,928  -64.4
Cutlass                      0         0  ***.*           0          53  ***.*
Eighty Eight                 0         0  ***.*           0          16  ***.*
Intrigue                   619     1,423  -54.8      15,015      39,395  -61.9
    Oldsmobile Total     6,390     8,910  -25.4     118,178     173,694  -32.0
-------------------------------------------------------------------------------
Bonneville               3,756     2,511   55.6      37,599      48,598  -22.6
Firebird                   610     1,804  -64.8      20,613      25,743  -19.9
Grand Am                11,371     9,300   27.2     150,818     182,046  -17.2
Grand Prix              11,328     8,564   37.6     130,141     128,935    0.9
Sunfire                  3,438     3,158   13.2      62,950      71,342  -11.8
Vibe                     5,003         0  ***.*      39,082           0  ***.*
     Pontiac Total      35,506    25,337   45.7     441,203     456,664   -3.4
-------------------------------------------------------------------------------
9-3                      1,664       919   88.3      20,499      18,374   11.6
9-5                      1,079     1,801  -37.7      17,306      19,182   -9.8
       Saab Total        2,743     2,720    4.9      37,805      37,556    0.7
-------------------------------------------------------------------------------
ION                      2,592         0  ***.*       6,066           0  ***.*
Saturn L Series          5,187     5,378    0.3      81,172      98,227  -17.4
Saturn S Series          3,594     7,726  -51.6     117,533     162,110  -27.5
      Saturn Total      11,373    13,104   -9.7     204,771     260,337  -21.3
-------------------------------------------------------------------------------
        GM Total       172,135   130,668   37.0   2,069,205   2,272,480   -8.9
-------------------------------------------------------------------------------
                        GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     169,389   127,847   37.8   2,031,156   2,225,160   -8.7
-------------------------------------------------------------------------------
GM Import                2,746     2,821    1.2      38,049      47,320  -19.6
-------------------------------------------------------------------------------
        GM Total       172,135   130,668   37.0   2,069,205   2,272,480   -8.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico





                                               2-1P
                                GM Car Deliveries - (United States)
                                             December 2002
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)     December               January - December
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D      2002       2001    % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      26
-------------------------------------------------------------------------------
                GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             37,582    22,724   72.0     370,549     373,924   -0.9
Cadillac Total          14,601     8,804   72.5     149,860     130,503   14.8
Chevrolet Total         63,937    48,968   35.8     746,595     830,038  -10.1
Oldsmobile Total         6,390     8,910  -25.4     118,178     173,694  -32.0
Pontiac Total           35,506    25,337   45.7     441,203     456,664   -3.4
Saturn Total            11,373    13,104   -9.7     204,771     260,337  -21.3
     GM North America
       Total*          169,389   127,847   37.8   2,031,156   2,225,160   -8.7
===============================================================================
Cadillac Total               3       101  -96.9         244       9,764  -97.5
Saab Total               2,743     2,720    4.9      37,805      37,556    0.7
     GM Import Total     2,746     2,821    1.2      38,049      47,320  -19.6
-------------------------------------------------------------------------------
                       GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             43,540    27,586   64.1     432,017     405,678    6.5
Cadillac Total          19,872    12,313   67.8     199,748     172,083   16.1
Chevrolet Total        266,051   213,324   29.7   2,642,786   2,689,954   -1.8
GMC Total               63,798    49,042   35.3     560,868     554,753    1.1
HUMMER Total             3,864        71  ***.*      19,581         768  ***.*
Oldsmobile Total         9,749    12,614  -19.6     155,112     233,745  -33.6
Other-Isuzu Total        1,415     1,323   11.2      13,708      15,346  -10.7
Pontiac Total           41,954    29,679   47.0     516,832     533,402   -3.1
Saab Total               2,743     2,720    4.9      37,805      37,556    0.7
Saturn Total            20,677    13,497   59.3     280,248     260,730    7.5
     GM Total          473,663   362,169   36.0   4,858,705   4,904,015   -0.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                                   3-1P
                                  GM Truck Deliveries - (United States)
                                               December 2002
-------------------------------------------------------------------------------
                                          Calendar Year-to-Date
                    (1)    December              January - December
                    -----------------------------------------------------------
                                         % Chg
                       2002     2001    per S/D       2002       2001   % Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)  25     26
-------------------------------------------------------------------------------
Rendezvous               5,958     4,862   27.4      61,468      31,754   93.6
    Total Buick          5,958     4,862   27.4      61,468      31,754   93.6
-------------------------------------------------------------------------------
Escalade                 3,702     2,935   31.2      36,114      31,270   15.5
Escalade ESV                36         0  ***.*          36           0  ***.*
Escalade EXT             1,530       473  236.4      13,494         546  ***.*
  Total Cadillac         5,268     3,408   60.8      49,644      31,816   56.0
-------------------------------------------------------------------------------
Astro                    3,281     4,205  -18.9      50,616      59,395  -14.8
C/K Suburban(Chevy)     17,601    14,225   28.7     151,056     154,782   -2.4
Chevy C/T Series           298       478  -35.2       4,470       6,487  -31.1
Chevy P Models & Mtr Hms     0         0  ***.*           0         226  ***.*
Chevy W Series             187       214   -9.1       2,250       2,052    9.6
Express Cutaway/G Cut    1,912     1,525   30.4      20,764      16,896   22.9
Express Panel/G Van      6,153     5,018   27.5      65,512      66,712   -1.8
Express/G Sportvan       1,073       770   44.9      14,707      14,406    2.1
Kodiak 4/5 Series          475         0  ***.*       1,891           0  ***.*
Kodiak 6/7/8 Series        166         0  ***.*         375           0  ***.*
S/T Blazer               4,455     7,673  -39.6      95,937     149,195  -35.7
S/T Pickup              13,563    12,042   17.1     150,992     162,181   -6.9
Tahoe                   25,130    17,872   46.2     209,767     202,319    3.7
Tracker                  2,848     3,623  -18.2      42,212      52,368  -19.4
TrailBlazer             30,195    16,777   87.2     249,568     115,103  116.8
Venture                 10,241     6,100   74.6      94,056      88,788    5.9
................................................................................
     Avalanche           7,776     8,306   -2.6      89,372      52,955   68.8
     Silverado-C/K
       Pickup           76,760    65,528   21.8     652,646     716,051   -8.9
Chevrolet Fullsize
       Pickups          84,536    73,834   19.1     742,018     769,006   -3.5
................................................................................
  Chevrolet Total      202,114   164,356   27.9   1,896,191   1,859,916    2.0
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0  ***.*           0          94  ***.*
Envoy                   13,744     7,448   91.9     110,720      51,208  116.2
GMC C/T Series             706       951  -22.8      10,462      12,808  -18.3
GMC W Series               413       455   -5.6       4,128       4,399   -6.2
P Models & Mtr Hms(GMC)      0         0  ***.*           0          36  ***.*
S/T Jimmy                   24       338  -92.6         964      30,825  -96.9
Safari (GMC)               915     1,052   -9.5      13,665      18,533  -26.3
Savana Panel/G Classic   1,877     1,707   14.4      21,296      24,175  -11.9
Savana Special/G Cut       669       346  101.1       8,262       9,948  -16.9
Savana/Rally               300       226   38.1       2,777       2,551    8.9
Sierra                  22,160    18,929   21.8     202,045     210,154   -3.9
Sonoma                   3,308     3,477   -1.1      41,100      42,062   -2.3
Topkick 4/5 Series         265         0  ***.*       1,067           0  ***.*
Topkick 6/7/8 Series       120         0  ***.*         338           0  ***.*
Yukon                   10,674     7,060   57.2      76,488      77,254   -1.0
Yukon XL                 8,623     7,053   27.2      67,556      70,706   -4.5
     GMC Total          63,798    49,042   35.3     560,868     554,753    1.1
-------------------------------------------------------------------------------
HUMMER H1                   56        71  -18.0         720         768   -6.3
HUMMER H2                3,808         0  ***.*      18,861           0  ***.*
   HUMMER Total          3,864        71  ***.*      19,581         768  ***.*
-------------------------------------------------------------------------------
Bravada                  1,162     1,721  -29.8      14,337      23,867  -39.9
Silhouette               2,197     1,983   15.2      22,597      36,184  -37.5
 Oldsmobile Total        3,359     3,704   -5.7      36,934      60,051  -38.5
-------------------------------------------------------------------------------
Other-Isuzu F Series       209       181   20.1       1,994       2,253  -11.5
Other-Isuzu N Series     1,206     1,142    9.8      11,714      13,093  -10.5
 Other-Isuzu Total       1,415     1,323   11.2      13,708      15,346  -10.7
-------------------------------------------------------------------------------
Aztek                    2,429     1,229  105.5      27,793      27,322    1.7
Montana                  4,019     3,113   34.3      47,836      49,416   -3.2
   Pontiac Total         6,448     4,342   54.4      75,629      76,738   -1.4
-------------------------------------------------------------------------------
VUE                      9,304       393  ***.*      75,477         393  ***.*
   Saturn Total          9,304       393  ***.*      75,477         393  ***.*
-------------------------------------------------------------------------------
     GM Total          301,528   231,501   35.5   2,789,500   2,631,535    6.0
-------------------------------------------------------------------------------
                           GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     300,188   230,163   35.6   2,775,179   2,616,189    6.1
-------------------------------------------------------------------------------
GM Import                1,340     1,338    4.2      14,321      15,346   -6.7
-------------------------------------------------------------------------------
     GM Total          301,528   231,501   35.5   2,789,500   2,631,535    6.0
-------------------------------------------------------------------------------
                    GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     297,483   228,080   35.6   2,750,811   2,590,181    6.2
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          297,483   228,080   35.6   2,750,811   2,590,181    6.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico




                                                   3-1P
                                  GM Truck Deliveries - (United States)
                                               December 2002
-------------------------------------------------------------------------------
                                          Calendar Year-to-Date
                    (1)    December              January - December
                    -----------------------------------------------------------
                                         % Chg
                       2002     2001    per S/D       2002       2001   % Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)  25     26
-------------------------------------------------------------------------------
              GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,958     4,862   27.4      61,468      31,754   93.6
Cadillac Total           5,268     3,408   60.8      49,644      31,816   56.0
Chevrolet Total        201,998   164,211   27.9   1,894,705   1,858,487  1.9
GMC Total               63,501    48,809   35.3     558,058     552,195    1.1
HUMMER Total             3,864        71  ***.*      19,581         768  ***.*
Oldsmobile Total         3,359     3,704   -5.7      36,934      60,051  -38.5
Other-Isuzu Total          488       363   39.8       3,683       3,987   -7.6
Pontiac Total            6,448     4,342   54.4      75,629      76,738   -1.4
Saturn Total             9,304       393  ***.*      75,477         393  ***.*
    GM North America
      Total*           300,188   230,163   35.6   2,775,179   2,616,189    6.1
-------------------------------------------------------------------------------
Chevrolet Total            116       145  -16.8       1,486       1,429    4.0
GMC Total                  297       233   32.6       2,810       2,558    9.9
Other-Isuzu Total          927       960    0.4      10,025      11,359  -11.7
    GM Import Total      1,340     1,338    4.2      14,321      15,346   -6.7
-------------------------------------------------------------------------------
         GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,958     4,862   27.4      61,468      31,754   93.6
Cadillac Total           5,268     3,408   60.8      49,644      31,816   56.0
Chevrolet Total        200,988   163,664   27.7   1,887,205   1,851,151    1.9
GMC Total               62,294    47,636   36.0     544,873     537,510    1.4
HUMMER Total             3,864        71  ***.*      19,581         768  ***.*
Oldsmobile Total         3,359     3,704   -5.7      36,934      60,051  -38.5
Pontiac Total            6,448     4,342   54.4      75,629      76,738   -1.4
Saturn Total             9,304       393  ***.*      75,477         393  ***.*
    GM North America
     Total*            297,483   228,080   35.6   2,750,811   2,590,181    6.2
-------------------------------------------------------------------------------
                        GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,958     4,862   27.4      61,468      31,754   93.6
Cadillac Total           5,268     3,408   60.8      49,644      31,816   56.0
Chevrolet Total        200,988   163,664   27.7   1,887,205   1,851,151  1.9
GMC Total               62,294    47,636   36.0     544,873     537,510    1.4
HUMMER Total             3,864        71  ***.*      19,581         768  ***.*
Oldsmobile Total         3,359     3,704   -5.7      36,934      60,051  -38.5
Pontiac Total            6,448     4,342   54.4      75,629      76,738   -1.4
Saturn Total             9,304       393  ***.*      75,477         393  ***.*
    GM Total           297,483   228,080   35.6   2,750,811   2,590,181    6.2
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico



                     GM Production Schedule - 01/03/03

                ------------------ ----- --------  ----- ----------
                      GMNA                                  Total   Memo: JV*
Units 000s      Car*  Truck  Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                ------------------  ----- --------  ----- ----------
2002 Q4          601    824  1,425    453     159     81     2,118   13    24
O/(U) prior
forecast:@         0     10     10     (3)     (1)    (2)        4    0     0
-----------     ------------------  ----- --------  ----- ----------
2003 Q1 #        560    840  1,400    490     138     72     2,100   18    24
O/(U) prior
forecast:@         0      0      0     (4)      4      0         0    0     0
-----------     ------------------ ----- --------  ----- ----------

                ------------------ ----- --------  ----- ----------
                      GMNA                                  Total   Memo: JV*
Units 000s      Car*  Truck  Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                ------------------ -----   ------  ----- ----------

   1998
1st Qtr.         673    702  1,375    424     146     36     1,981   20     6
2nd Qtr.         615    557  1,172    479     153     39     1,843   13     8
3rd Qtr.         592    410  1,002    440     137     37     1,616   14     0
4th Qtr.         819    691  1,510    522      89     36     2,157   21     9
    CY         2,699  2,360  5,059  1,864     525    148     7,596   68    23

   1999
1st Qtr.         781    725  1,506    524      93     38     2,161   20    15
2nd Qtr.         760    795  1,555    533     110     25     2,223   22    13
3rd Qtr.         660    699  1,359    427     112     47     1,945   19    11
4th Qtr.         759    694  1,453    530      97     47     2,127   21    17
    CY         2,960  2,913  5,873  2,014     412    157     8,456   82    56

   2000
1st Qtr.         746    775  1,521    572     118     40     2,251   24    13
2nd Qtr.         787    781  1,568    534     140     45     2,287   19    17
3rd Qtr.         689    630  1,319    374     151     53     1,897   16    18
4th Qtr.         670    694  1,364    513     135     47     2,059   18    17
    CY         2,892  2,880  5,772  1,993     544    185     8,494   77    65

   2001
1st Qtr.         581    633  1,214    538     138     51     1,941  918     9
2nd Qtr.         638    726  1,364    491     165     64     2,084   13    16
3rd Qtr.         573    665  1,238    373     146     74     1,832   11    15
4th Qtr.         573    721  1,294    441     127     67     1,929    9    16
    CY         2,365  2,745  5,110  1,842     575    256     7,786   46    61

   2002
1st Qtr.         600    753  1,353    456     131     65     2,005   12    11
2nd Qtr.         688    865  1,553    453     141     74     2,221   15    17
3rd Qtr.         567    740  1,307    408     132     87     1,934   19    20
4th Qtr.         601    824  1,425    453     159     81     2,118   13    24
   CY #        2,456  3,182  5,638  1,770     563    307     8,278   59    72

   2003
1st Qtr. #       560    840  1,400    490     138     72     2,100   18    24
                ------------------  -----  ------- ----- ----------

@  Numbers may vary due to rounding
* JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
** GME Production includes Saab back to 1999
#  Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      January 3, 2003
      ----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)